      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 28, 1997


                                                  REGISTRATION NOS. 333-27047
                                                                    333-27047-01

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     ---------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                            -----------------------------


                            PRE-EFFECTIVE AMENDMENT NO. 2

                                         TO

                                      FORM S-3
                               REGISTRATION STATEMENT
                                        UNDER
                             THE SECURITIES ACT OF 1933

                           STERLING FINANCIAL CORPORATION
                              STERLING CAPITAL TRUST I
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

                     WASHINGTON                                          91-1572822
                      DELAWARE                                           91-1811184
  (STATE OR OTHER JURISDICTION OF INCORPORATION OR          (I.R.S. EMPLOYER IDENTIFICATION NO.)
                   ORGANIZATION)

                             111 NORTH WALL STREET
                           SPOKANE, WASHINGTON 99201
                                 (509) 358-6160
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

                            NED M. BARNES, SECRETARY
                         STERLING FINANCIAL CORPORATION
                             111 NORTH WALL STREET
                           SPOKANE, WASHINGTON 99201
                                 (509) 358-6160
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                WITH COPIES TO:

               DONALD J. LUKES, ESQ.                                STEVEN KAPLAN, ESQ.
    WITHERSPOON, KELLEY, DAVENPORT & TOOLE, P.S.                      ARNOLD & PORTER
             422 WEST RIVERSIDE AVENUE                             555 12TH STREET, N.W.
             SPOKANE, WASHINGTON 99201                             WASHINGTON, D.C. 20044
                   (509) 624-5265                                      (202) 942-5998

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.     [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box.     [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.     [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.     [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.     [ ]

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                EXPLANATORY NOTE


     The purpose of this Pre-Effective Amendment No. 2 to the Registration Statement is to refile Exhibit 4.1.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS



     An Exhibit Index appears on page II-4 of this Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on this 28th day of May, 1997.


                                          STERLING FINANCIAL CORPORATION

                                          By:      /s/ WILLIAM W. ZUPPE*
                                            ------------------------------------
                                            William W. Zuppe, President,
                                            Chief Operating Officer and Director


     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                   SIGNATURE                                 TITLE                   DATE
-----------------------------------------------  ------------------------------  -------------

             /s/ HAROLD B. GILKEY*                 Chairman of the Board and     May 28, 1997
-----------------------------------------------     Chief Executive Officer
               Harold B. Gilkey

             /s/ WILLIAM W. ZUPPE*                 President, Chief Operating    May 28, 1997
-----------------------------------------------       Officer and Director
               William W. Zuppe

             /s/ DANIEL G. BYRNE*                 Chief Financial Officer and    May 28, 1997
-----------------------------------------------   Principal Accounting Manager
                Daniel G. Byrne
              /s/ NED M. BARNES*                     Secretary and Director      May 28, 1997
-----------------------------------------------
                 Ned M. Barnes

            /s/ RODNEY W. BARNETT*                          Director             May 28, 1997
-----------------------------------------------
               Rodney W. Barnett

             /s/ JAMES P. FUGATE*                           Director             May 28, 1997
-----------------------------------------------
                James P. Fugate

            /s/ ROBERT D. LARRABEE*                         Director             May 28, 1997
-----------------------------------------------
              Robert D. Larrabee

             /s/ ROBERT E. MEYERS*                          Director             May 28, 1997
-----------------------------------------------
               Robert E. Meyers

             /s/ DAVID O. WALLACE*                          Director             May 28, 1997
-----------------------------------------------
               David O. Wallace

           *By: /s/ DANIEL G. BYRNE
-----------------------------------------------
                Daniel G. Byrne
               Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, the Trust has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington on May 28, 1997.


                                          STERLING CAPITAL TRUST I

                                          By STERLING FINANCIAL CORPORATION
                                            as Depositor

                                          By:       /s/ DANIEL G. BYRNE
                                            ------------------------------------
                                            Daniel G. Byrne
                                            Senior Vice President-Finance

                                 EXHIBIT INDEX


    EXHIBIT
    NUMBER                                       DESCRIPTION
    -------     ------------------------------------------------------------------------------
       1.1      Form of Underwriting Agreement, previously filed.
       4.1      Form of Junior Subordinated Indenture, refiled herewith.
       4.2      Form of Trust Agreement, previously filed.
       4.3      Form of Amended and Restated Trust Agreement, previously filed.
       4.4      Form of Guarantee Agreement, previously filed.
       5.1      Opinion of Richards, Layton & Finger, previously filed.
       5.2      Opinion of Witherspoon, Kelley, Davenport & Toole, P.S., previously filed.
       8.1      Tax opinion of Witherspoon, Kelley, Davenport & Toole, P.S., previously filed.
      12.1      Statement regarding computation of ratios, previously filed.
      23.1      Consent of Coopers & Lybrand L.L.P., previously filed.
      23.2      Consent of Richards, Layton & Finger, included in Exhibit 5.1 previously filed.
      23.3      Consent of Witherspoon, Kelley, Davenport & Toole, P.S., included in Exhibit
                5.2 previously filed.
      24.1      Power of Attorney of certain directors and officers of Registrant, previously filed.
      24.2      Certified Resolution of Registrant's Board of Directors authorizing execution by Power of attorney, previously filed.
      25.1      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
                Bankers Trust Company as trustee under the Junior Subordinated Indenture, the
                Trust Agreement and the Guarantee Agreement relating to Sterling Capital Trust
                1, previously filed.